                       SEMIANNUAL REPORT FEBRUARY 28, 1998

                                   OPPENHEIMER

                                     EQUITY
                                   INCOME FUND

                                    [PHOTO]

                             [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview with the Fund's Manager

10 Statement of Investments

18 Statement of Assets and
   Liabilities

20 Statement of Operations

21 Statements of Changes in Net Assets

22 Financial Highlights

25 Notes to Financial Statements

31 Officers and
   Trustees

32 Information and Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- TOP QUARTILE LIPPER: The Fund's Class A shares were ranked 4 of 67 income funds, as measured by Lipper Analytical Services for the 1-year period ended 3/31/98.(1)

- LARGE-CAPITALIZATION, DIVIDEND-PAYING STOCKS provided above-average returns as the U.S. stock market hit new highs.

- BANKS AND OTHER FINANCIAL SERVICES COMPANIES represented the Fund's largest industry concentration and were among the best performing stocks for the six-month period.


 CUMULATIVE TOTAL RETURNS
For the 6-Month Period Ended 2/28/98

CLASS A
 Without            With
 Sales Chg.(2)      Sales Chg.(3)

 14.11%             7.55%

CLASS B

 Without            With
 Sales Chg.(2)      Sales Chg.(3)

 13.76%             8.76%

CLASS C

 Without            With
 Sales Chg.(2)      Sales Chg.(3)

 13.65%             12.65%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Source: Lipper Analytical Services, Inc., 3/31/98. Based on the comparisons between changes in net asset value without considering sales charges, and with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 4 of 67 (1-year), 3 of 17 (5-year) and 2 of 11 (10-year) among income funds for the period ended 3/31/98. Past performance does not guarantee future results.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

3. Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

                     2    Oppenheimer Equity Income Fund

[PHOTO]

JAMES C. SWAIN
Chairman
Oppenheimer
Equity Income Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Equity Income Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

    What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch farther and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

    Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations seeking to improve their bottom lines.

    At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

    In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

    Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ JAMES C. SWAIN            /s/ BRIDGET A. MACASKILL

James C. Swain                Bridget A. Macaskill
March 20, 1998


                     3    Oppenheimer Equity Income Fund

 AVG ANNUAL TOTAL RETURNS
For the Periods Ended 3/31/98(1)

CLASS A
 1 year    5 year     10 year

  29.39%   16.08%     13.53%


CLASS B

                      Since
 1 year    5 year     Inception

 31.12%    N/A        16.51%

CLASS C

                      Since
 1 year    5 year     Inception

 35.22%    N/A        25.00%

 CUMULATIVE TOTAL RETURN
For the Period Ended 3/31/98(1)

CLASS A
 5 year

 110.80%              $21,080(3)


PERFORMANCE UPDATE
--------------------------------------------------------------------------------

Oppenheimer Equity Income Fund performed well over the past six months. The Fund's Class A shares were ranked 4 of 67 income funds, as measured by Lipper Analytical Services for the 1-year period ended 3/31/98.(2)

                              GROWTH OF $10,000
                              Over five years(3)
                           (without sales charges)

                                               Oppenheimer Equity
                                                  Income Fund
         S&P 500 Index                           Class A shares
           10000                                     10000
           10048                                     10285
           10308                                     10656
           10547                                     10721
           10147                                     10321
           10190                                     10352
           10688                                     10791
           10686                                     10422
           11727                                     11165
           12846                                     11974
           13867                                     12886
           14702                                     13332
           15491                                     13942
           16186                                     14203
           16687                                     14628
           18078                                     16006
           18562                                     16291
           21803                                     18132
           23436                                     19819
           24109                                     20757
           27472                                     22365

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 12/1/70. The Fund's maximum sales charge for Class A shares was higher prior to 10/18/91, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 8/17/93). Class C returns include the contingent deferred sales charge of 1% for the 1-year return. Class C shares have an inception date of 11/1/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Source: Lipper Analytical Services, Inc., 3/31/98. Based on the comparisons between changes in net asset value without considering sales charges, and with dividends and capital gains distributions of the Fund's Class A shares reinvested. Past performance does not guarantee future results.

3. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. The S&P 500 is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors. Past performance does not guarantee future results.

                     4    Oppenheimer Equity Income Fund

 ASSET BREAKDOWN(4)
- Stocks           58.4%
- Bonds            22.3
- Cash & Cash
  Equivalents      14.1
- Other Securities  5.2


PORTFOLIO REVIEW
--------------------------------------------------------------------------------

Oppenheimer Equity Income Fund is for investors looking for income and growth from a fund seeking to preserve principal.

WHAT WE LOOK FOR:

- QUALITY STOCKS to help maintain performance in choppy markets.

- Stocks that pay SUBSTANTIAL DIVIDENDS, along with fixed-income securities that generate income.

- Convertible securities to INCREASE UPSIDE POTENTIAL, but with income to help protect against the downside.



TOP 10 STOCK HOLDINGS(1)
 ............................................................
 First Union Corp.        2.9%  Allstate Corp.          1.5%
 ............................................................
 Chase Manhattan Corp.    2.8   Banc One Corp.          1.2
 ............................................................
 BankAmerica Corp.        2.4   Mellon Bank Corp.       1.2
 ............................................................
 Philip Morris Cos., Inc. 2.1   First Chicago NBD Corp. 1.2
 ............................................................
 Citicorp                 1.9   American Express Co.    1.2
 ............................................................

4. Portfolio is subject to change. Percentages are as of February 28, 1998 and are based on net assets.

                     5    Oppenheimer Equity Income Fund

"THE FUND BENEFITED FROM ABOVE-AVERAGE RETURNS PRODUCED BY BOTH MAJOR SECTORS OF ITS PORTFOLIO--U.S. STOCKS AND BONDS."


AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED DURING THE PERIOD?

Oppenheimer Equity Income Fund's Class A shares provided a cumulative total return, without sales charges, of 14.11% for the six-month period ended February 28, 1998.(1)

HOW DID THE U.S. FINANCIAL MARKETS PERFORM OVER THE LAST SIX MONTHS?

The Fund benefited from above-average returns produced by both major sectors of its portfolio--U.S. stocks and bonds--during the six-month period.

    When viewed from a day-to-day perspective, the U.S. stock market was quite volatile, appearing to rise and fall sharply with each new release of global economic news. The sharpest drop occurred at the end of October, when the Dow Jones Industrial Average experienced its largest one-day loss in history. This was a reaction to problems in Asian markets, where currency devaluations have created concerns for U.S. companies doing business overseas.

    However, when viewed from a six-month perspective, the U.S. stock market rose modestly, achieving new record highs on most of the major broad-market indexes in February. In our view, this once again underscores the importance of maintaining a long-term perspective when investing.

    The U.S. bond market rallied relatively steadily as interest rates declined over the past six months, interrupted occasionally by bouts of day-to-day volatility. Overall, however, the absence of inflationary pressures and the continuation of moderate economic growth supported bond prices.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

                     6    Oppenheimer Equity Income Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
John Doney
(Portfolio Manager)
Bruce Bartlett


HOW WERE THE FUND'S ASSETS ALLOCATED AMONG STOCKS AND BONDS?

As of February 28, 1998, the Fund was composed of about 64% equity securities, 22% bonds and 14% cash. That represents a modest decrease in our holdings of equity securities and an increase in cash over the past six months. This change is primarily the result of profit-taking--we have sold some stocks that have performed well for us, but we have not yet reinvested the proceeds.

HOW DID THE FUND'S SHARE PRICE RESPOND TO THE STOCK MARKET'S HEIGHTENED VOLATILITY?

Historically, the large-capitalization, dividend-paying stocks in which the Fund primarily invests tend to be considerably less volatile than smaller stocks that do not pay dividends. That's because dividend-paying stocks' above-average yields may serve as a cushion against severe price declines. Therefore, true to its design, the Fund enabled shareholders to experience substantially less volatility during the past six-month period than did the overall stock market. At the same time, we are pleased that the Fund enabled shareholders to participate in much of the gains the market has provided over the past six months.

WHERE DID YOU FIND THE MOST ATTRACTIVE OPPORTUNITIES IN THE STOCK MARKET?

Banks and other financial services companies comprised the largest industry concentration of the Fund's assets. In August, just before the six-month period began, we believed that the stocks of certain banks were attractively valued relative to the market; that is, they were selling at values below their historical norms. The Fund benefited

                     7    Oppenheimer Equity Income Fund

"WE ARE CAUTIOUSLY OPTIMISTIC THAT LARGE U.S. STOCKS MAY CONTINUE TO PRODUCE POSITIVE RETURNS IN 1998."


AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

as those values increased to more normal levels during the second half of 1997. Some of the Fund's stand-outs in the banking sector during the last six months included Mellon Bank, which has good earnings prospects and a strong source of fee income from its mutual funds business. Similarly, Bank of New York did well when investors began to recognize the value of its multiple services, such as trust management and securities processing.

WHERE DID YOU FIND ATTRACTIVE OPPORTUNITIES IN THE FIXED-INCOME MARKETS?

Our fixed-income holdings contributed strongly to the Fund's recent performance. We primarily invested in zero-coupon bonds issued by the U.S. Treasury. These securities do not pay cash interest. Instead, they can be bought at deep discounts to their face value and redeemed for a potential gain when they mature. Because the prices of zero-coupon bonds tend to be more sensitive to interest-rate changes than other types of bonds, the Fund benefited from the capital appreciation its zero-coupon holdings provided.

IN WHAT OTHER SECURITIES DID THE FUND INVEST?

We also invest in convertible preferred stocks, which are securities, issued by corporations, that pay competitive yields and have variable prices that rise and fall according to changes in the price of the underlying common stock. The holder has the right to convert these shares into common stock at a predetermined price. They are called "preferred stocks" because their interest payments generally take priority over common stock dividends. In the wake of the stock market's excellent performance, many of the Fund's preferred stocks were called for redemption by their issuers. As a result, the Fund's position in convertible preferred stocks is currently at relatively low levels.

                     8    Oppenheimer Equity Income Fund

REITs, an acronym for real estate investment trusts, are securities that give investors the ability to own shares of commercial, industrial and multi-family residential properties. The benefit of owning REITs is that they tend to generate rental income and may appreciate in value if real estate prices rise.
--------------------------------------------------------------------------------

    During July 1997, Fund shareholders approved a revision to Oppenheimer Equity Income Fund's policies to allow investments in real estate investment trusts, known as REITs, in order to attempt to generate extra income. While we have not yet assumed a significant position in these securities, at some point we may choose to increase our holdings there.

WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS?

We are cautiously optimistic that positive rates of economic growth and low inflation may continue to support the revenues of large U.S. companies. Yet, persistent economic problems in Asia are expected to prevent revenues from growing too swiftly. As a result, we expect more stock market volatility in 1998 as investor sentiment changes with each new release of economic data. In the end, however, we believe that the stock market should produce positive results more in line with historical averages. We do not expect stocks to have a fourth consecutive year of gains measuring 20% or more. We are also optimistic about prospects for the U.S. bond market. Slowing economic growth and low inflation should keep interest rates at current levels or modestly lower.

    Our strategy in this environment is the same one we follow year-in and year-out: buying dividend-paying stocks and bonds that we believe have positive growth characteristics and are selling at attractive prices, a strategy we believe is part of The Right Way to Invest.


                     9    Oppenheimer Equity Income Fund

STATEMENT OF INVESTMENTS   FEBRUARY 28, 1998 (UNAUDITED)


                                                                                    MARKET VALUE
                                                                        SHARES      SEE NOTE 1
================================================================================================
COMMON STOCKS--54.6%
------------------------------------------------------------------------------------------------
BASIC MATERIALS--3.7%
------------------------------------------------------------------------------------------------
CHEMICALS--1.1%
Betzdearborn, Inc.                                                      156,900      $10,071,019
------------------------------------------------------------------------------------------------
Dexter Corp.                                                            500,000       20,312,500
------------------------------------------------------------------------------------------------
Lyondell Petrochemical Co.                                              396,160       10,795,360
                                                                                     -----------
                                                                                      41,178,879

------------------------------------------------------------------------------------------------
METALS--0.2%
Reynolds Metals Co.                                                     131,200        8,175,400
------------------------------------------------------------------------------------------------
PAPER--2.4%
Fort James Corp.                                                        644,420       29,240,557
------------------------------------------------------------------------------------------------
Sonoco Products Co.                                                     600,000       23,212,500
------------------------------------------------------------------------------------------------
Union Camp Corp.                                                        200,000       11,950,000
------------------------------------------------------------------------------------------------
Westvaco Corp.                                                          375,000       12,187,500
------------------------------------------------------------------------------------------------
Weyerhaeuser Co.                                                        250,000       12,484,375
                                                                                     -----------
                                                                                      89,074,932

------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--4.2%
------------------------------------------------------------------------------------------------
AUTOS & HOUSING--2.1%
------------------------------------------------------------------------------------------------
FBR Asset Investment(1)(2)                                              500,000       10,000,000
------------------------------------------------------------------------------------------------
Ford Motor Co.                                                          300,000       16,968,750
------------------------------------------------------------------------------------------------
General Motors Corp.                                                    200,000       13,787,500
------------------------------------------------------------------------------------------------
Prime Retail, Inc.                                                      600,000        8,737,500
------------------------------------------------------------------------------------------------
Snap-On, Inc.                                                           675,000       28,687,500
                                                                                     -----------
                                                                                      78,181,250

------------------------------------------------------------------------------------------------
MEDIA--0.5%
Dun & Bradstreet Corp.                                                  600,000       20,100,000
------------------------------------------------------------------------------------------------
RETAIL: GENERAL--1.6%
Family Dollar Stores, Inc.                                              700,000       24,937,500
------------------------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                                 300,000       21,206,250
------------------------------------------------------------------------------------------------
Sears Roebuck & Co.                                                     300,000       15,918,750
                                                                                     -----------
                                                                                      62,062,500

------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--7.5%
------------------------------------------------------------------------------------------------
FOOD--0.9%
SUPERVALU, Inc.                                                         700,000       33,337,500


                      10  Oppenheimer Equity Income Fund

                                                                                    MARKET VALUE
                                                                      SHARES        SEE NOTE 1
------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--2.6%
American Home Products Corp.                                            150,000     $ 14,062,500
------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                400,000       40,075,000
------------------------------------------------------------------------------------------------
Crescendo Pharmaceuticals Corp.(3)                                        7,274           86,379
------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                       250,000       31,890,625
------------------------------------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                                                250,000        9,890,625
                                                                                     -----------
                                                                                      96,005,129

------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--0.2%
United States Surgical Corp.                                            300,000        9,187,500
------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.2%
Newell Co.                                                              200,000        9,175,000
------------------------------------------------------------------------------------------------
TOBACCO--3.6%
Philip Morris Cos., Inc.                                              1,800,000       78,187,500
------------------------------------------------------------------------------------------------
RJR Nabisco Holdings Corp.                                            1,213,000       41,924,312
------------------------------------------------------------------------------------------------
UST, Inc.                                                               400,000       14,175,000
                                                                                     -----------
                                                                                     134,286,812

------------------------------------------------------------------------------------------------
ENERGY--2.1%
------------------------------------------------------------------------------------------------
OIL-INTEGRATED--2.1%
Enron Corp.                                                             300,000       14,100,000
------------------------------------------------------------------------------------------------
Mobil Corp.                                                             100,000        7,243,750
------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                              300,000        7,668,750
------------------------------------------------------------------------------------------------
Phillips Petroleum Co.                                                  200,000        9,800,000
------------------------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                                    150,000        8,146,875
------------------------------------------------------------------------------------------------
Ultramar Diamond Shamrock Corp.                                         400,000       14,275,000
------------------------------------------------------------------------------------------------
Unocal Corp.                                                            200,000        7,537,500
------------------------------------------------------------------------------------------------
USX-Marathon Group                                                      300,000       10,368,750
                                                                                     -----------
                                                                                      79,140,625

------------------------------------------------------------------------------------------------
FINANCIAL--29.7%
------------------------------------------------------------------------------------------------
BANKS--23.5%
Banc One Corp.                                                          847,000       47,855,500
------------------------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                                        700,000       40,993,750
------------------------------------------------------------------------------------------------
BankAmerica Corp.                                                     1,150,000       89,125,000
------------------------------------------------------------------------------------------------
BankBoston Corp.                                                        450,000       44,859,375
------------------------------------------------------------------------------------------------
Bankers Trust New York Corp.                                            100,000       11,825,000
------------------------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                                             850,000      105,453,125
------------------------------------------------------------------------------------------------
Citicorp                                                                550,000       72,875,000
------------------------------------------------------------------------------------------------
Crestar Financial Corp.                                                 550,000       30,387,500
------------------------------------------------------------------------------------------------
First Chicago NBD Corp.                                                 550,000       45,203,125
------------------------------------------------------------------------------------------------
First Union Corp.                                                     2,040,000      107,482,500
------------------------------------------------------------------------------------------------
Fleet Financial Group, Inc.                                             350,000       27,584,375


                      11  Oppenheimer Equity Income Fund

                                                                                    MARKET VALUE
                                                                      SHARES        SEE NOTE 1
------------------------------------------------------------------------------------------------
BANKS(CONTINUED)
Greenpoint Financial Corp.                                              250,000     $ 18,562,500
------------------------------------------------------------------------------------------------
KeyCorp                                                                 350,000       24,521,875
------------------------------------------------------------------------------------------------
Magna Group, Inc.                                                       400,000       23,275,000
------------------------------------------------------------------------------------------------
Mellon Bank Corp.                                                       750,000       46,734,375
------------------------------------------------------------------------------------------------
National City Corp.                                                     450,000       29,362,500
------------------------------------------------------------------------------------------------
NationsBank Corp.                                                       475,000       32,537,500
------------------------------------------------------------------------------------------------
PNC Bank Corp.                                                          301,600       16,738,800
------------------------------------------------------------------------------------------------
Summit Bancorp                                                          700,000       34,781,250
------------------------------------------------------------------------------------------------
Washington Mutual, Inc.                                                 500,000       33,562,500
                                                                                     -----------
                                                                                     883,720,550

------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--3.0%
American Express Co.                                                    500,000       45,031,250
------------------------------------------------------------------------------------------------
American General Corp.                                                  700,000       40,687,500
------------------------------------------------------------------------------------------------
Capital One Financial Corp.                                             300,000       20,156,250
------------------------------------------------------------------------------------------------
Imperial Credit Commercial Mortgage Investment Corp.                    500,000        7,687,500
                                                                                     -----------
                                                                                     113,562,500

------------------------------------------------------------------------------------------------
INSURANCE--3.2%
Allstate Corp.                                                          600,000       55,950,000
------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                                 150,000       14,737,500
------------------------------------------------------------------------------------------------
IPC Holdings Ltd.                                                       419,000       12,936,625
------------------------------------------------------------------------------------------------
Reliance Group Holdings, Inc.                                         2,141,500       36,405,500
                                                                                     -----------
                                                                                     120,029,625

------------------------------------------------------------------------------------------------
INDUSTRIAL--1.9%
------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.6%
AMP, Inc.                                                               500,000       22,093,750
------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.5%
H & R Block, Inc.                                                       400,000       18,825,000
------------------------------------------------------------------------------------------------
MANUFACTURING--0.8%
Cooper Industries, Inc.                                                 163,333        9,167,065
------------------------------------------------------------------------------------------------
Tenneco, Inc.                                                           500,000       20,562,500
                                                                                     -----------
                                                                                      29,729,565

------------------------------------------------------------------------------------------------
TECHNOLOGY--0.0%
------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.0%
Raytheon Co., Cl. A                                                      12,754          739,732

                      12  Oppenheimer Equity Income Fund

                                                                                      MARKET VALUE
                                                                         SHARES       SEE NOTE 1
---------------------------------------------------------------------------------------------------
UTILITIES--5.5%
---------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--3.4%
Allegheny Energy, Inc.                                                     300,000    $   9,168,750
---------------------------------------------------------------------------------------------------
Central & South West Corp.                                                 500,000       13,406,250
---------------------------------------------------------------------------------------------------
DTE Energy Co.                                                             300,000       11,025,000
---------------------------------------------------------------------------------------------------
Entergy Corp.                                                              550,000       15,915,625
---------------------------------------------------------------------------------------------------
FirstEnergy Corp.                                                          400,000       11,575,000
---------------------------------------------------------------------------------------------------
Florida Progress Corp.                                                     500,000       19,343,750
---------------------------------------------------------------------------------------------------
New Century Energies, Inc.                                                 200,000        9,325,000
---------------------------------------------------------------------------------------------------
Potomac Electric Power Co.                                                 400,000       10,050,000
---------------------------------------------------------------------------------------------------
SCANA Corp.                                                                300,000        8,625,000
---------------------------------------------------------------------------------------------------
Texas Utilities Co.                                                        300,000       12,131,250
---------------------------------------------------------------------------------------------------
Unicom Corp.                                                               200,000        6,412,500
                                                                                      -------------
                                                                                        126,978,125

---------------------------------------------------------------------------------------------------
GAS UTILITIES--0.1%
Pacific Enterprises                                                        150,000        5,446,875
---------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--2.0%
GTE Corp.                                                                  550,000       29,768,750
---------------------------------------------------------------------------------------------------
Portugal Telecom SA, Sponsored ADR                                         410,000       21,576,250
---------------------------------------------------------------------------------------------------
SBC Communications, Inc.                                                   300,000       22,687,500
                                                                                      -------------
                                                                                         74,032,500
                                                                                      -------------
Total Common Stocks (Cost $1,021,652,283)                                             2,055,063,749

---------------------------------------------------------------------------------------------------
PREFERRED STOCKS--3.9%
---------------------------------------------------------------------------------------------------
American Heritage Life Investment Corp., 8.50% Cv. Preferred                35,000        2,102,188
---------------------------------------------------------------------------------------------------
Armco, Inc., $3.625 Cv. Cum.                                               200,000        9,600,000
---------------------------------------------------------------------------------------------------
Banco Commercial Portuguese International Bank Ltd.,
8% Cv. Preferred Stock, Series A                                           396,000       43,560,000
---------------------------------------------------------------------------------------------------
California Federal Preferred Capital Corp., 9.125% Non-Cum.
Exchangeable Preferred, Series A, Non-Vtg.                                  55,000        1,515,937
---------------------------------------------------------------------------------------------------
Chiquita Brands International, Inc. $3.75 Cv., Series B                    180,000        9,922,500
---------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust III, 9% Preferred Securities(1)     1,600,000        1,692,000
---------------------------------------------------------------------------------------------------
Golden State Bancorp, 8.75% Cv. Preferred Stock, Series A                  162,500       13,995,312
---------------------------------------------------------------------------------------------------
IXC Communications, Inc., 7.25% Cv. Cum. Jr. Preferred, Non-Vtg.(4)(5)      52,767       13,369,839
---------------------------------------------------------------------------------------------------
National Australia Bank Ltd., ExCaps (each ExCap consists of
$25 principal amount of 7.875% Perpetual Capital Security and a purchase contract entitling the holder to exchange ExCaps
for ordinary shares of the Bank)(6)                                        590,000       16,741,250
---------------------------------------------------------------------------------------------------
Occidental Petroleum Corp., $3.875 Cv. Cum.(5)                             400,000       22,400,000
---------------------------------------------------------------------------------------------------
Sovereign Bancorp, Inc., 6.25% Cv., Series B                                36,500        4,252,250
---------------------------------------------------------------------------------------------------
WBK Trust, 6% Structured Yield Product Exchangeable for Stock
of WestPac Bank Corp., 11/15/00                                            205,000        6,944,375
                                                                                      -------------
Total Preferred Stocks (Cost $99,617,487)                                               146,095,651


                      13  Oppenheimer Equity Income Fund

                                                                                    MARKET VALUE
                                                                        SHARES      SEE NOTE 1
================================================================================================
OTHER SECURITIES--5.2%
------------------------------------------------------------------------------------------------
Allstate Corp., $2.30 Debt Exchangeable for Common Stock
of PMI Group, Inc.                                                      111,000     $  6,666,938
------------------------------------------------------------------------------------------------
American General Delaware LLC, $3.00 Cv. Monthly Income
Preferred Securities, Series A                                           75,000        5,550,000
------------------------------------------------------------------------------------------------
Browning-Ferris Industries, Inc., 7.25% Cv. Automatic
Common Exchangeable Securities                                          225,000        7,228,125
------------------------------------------------------------------------------------------------
Corning Delaware LP, 6% Cv. Monthly Income Preferred Securities         150,000        9,768,750
------------------------------------------------------------------------------------------------
Elsag Bailey Financing Trust, 5.50% Cv. Trust Originated
Preferred Securities(5)                                                 250,000        9,593,750
------------------------------------------------------------------------------------------------
Enron Corp., 6.25% Cv. Automatic Common Exchangeable Securities,
Redeemable into Enron Oil & Gas Co. Common Stock                        270,000        5,602,500
------------------------------------------------------------------------------------------------
Hollinger International, Inc., 9.75% Cv. Preferred Redeemable
Increased Dividend Equity Securities, 8/1/00                            800,000       11,200,000
------------------------------------------------------------------------------------------------
Houston Industries, Inc., 7% Automatic Common Exchange
Securities, Exchangeable for Time Warner, Inc. Common Stock, 7/1/00     175,800       10,877,625
------------------------------------------------------------------------------------------------
MCN Energy Group, Inc., 8% Cv. Preferred Redeemable Increased
Dividend Equity Securities                                               50,000        2,962,500
------------------------------------------------------------------------------------------------
MCN Energy Group, Inc., 8.75% Cv. Preferred Redeemable Increased
Dividend Equity Securities                                              135,000        4,353,750
------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6% Cv. Structured Yield Product
Exchangeable for Common Stock of Cox Communications, Inc., 6/1/99       500,000       16,375,000
------------------------------------------------------------------------------------------------
Newell Financial Trust I, 5.25% Cv. Preferred Stock(3)(5)               244,000       13,328,500
------------------------------------------------------------------------------------------------
Owens Corning Capital LLC, 6.50% Cv. Monthly Income
Preferred Securities, Non-Vtg.(5)(6)                                    200,000        9,675,000
------------------------------------------------------------------------------------------------
PLC Capital Trust II, 6.50% Cv. Cum. Preferred Redeemable
Income Dividend Enhanced Securities                                      56,500        3,517,125
------------------------------------------------------------------------------------------------
Salomon, Smith Barney Holdings, Inc., 7.625% Cv. Preferred,
Debt Exchangeable for Common Stock of Financial Security
Assurance Holdings Ltd., 5/15/99                                        460,000       20,240,000
------------------------------------------------------------------------------------------------
SBC Communications, Inc., 7.75% Debt Exchangeable
for Common Stock                                                        400,000       18,775,000
------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., $4.625 Cv. Cum. Preferred Stock(3)(5)       200,000       17,525,000
------------------------------------------------------------------------------------------------
U S West, Inc., 7.625% Cv. Debt Exchangeable for Common Stock
of Enhance Financial Services Group, Inc.                               415,000       23,603,125
                                                                                    ------------
Total Other Securities (Cost $146,500,950)                                           196,842,688

                                                                 FACE
                                                                 AMOUNT(7)
================================================================================================
U.S. GOVERNMENT OBLIGATIONS--14.3%
------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.89%, 5/15/21(8)                   $1,000,000,000     $248,008,000
------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 7.20%, 8/15/08(8)                      150,000,000       81,905,100
------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 7.22%, 8/15/20(8)                      800,000,000      207,500,000
                                                                                    ------------
Total U.S. Government Obligations (Cost $441,443,041)                                537,413,100


                      14  Oppenheimer Equity Income Fund

                                                                       FACE            MARKET VALUE
                                                                       AMOUNT(7)       SEE NOTE 1
===================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--2.1%
---------------------------------------------------------------------------------------------------
Argentina (Republic of) Floating Rate Bonds, Series L,
6.688%, 3/31/05(9)                                                     $ 6,240,000     $  5,701,800
---------------------------------------------------------------------------------------------------
Canada (Government of) Bonds, 7.50%, 9/1/00(CAD)                        19,460,000       14,424,290
---------------------------------------------------------------------------------------------------
Fideicomiso Petacalco Trust Nts., 10.16%, 12/23/09(5)                    9,000,000        9,360,000
---------------------------------------------------------------------------------------------------
Hashemite (Kingdom of Jordan) Disc. Bonds, 6.875%, 12/23/23(9)           1,250,000          990,625
---------------------------------------------------------------------------------------------------
New South Wales State Bank Bonds, 9.25%, 2/18/03(AUD)                    9,900,000        7,607,734
---------------------------------------------------------------------------------------------------
Quebec, Canada (Province of) Debs., 10.25%, 4/7/98(CAD)                 10,000,000        7,068,881
---------------------------------------------------------------------------------------------------
Queensland Treasury Corp. Exchangeable Gtd. Nts., 8%, 8/14/01(AUD)      33,650,000       24,587,109
---------------------------------------------------------------------------------------------------
South Africa (Republic of) Bonds, Series 150, 12%, 2/28/05(ZAR)         15,100,000        2,890,165
---------------------------------------------------------------------------------------------------
South Africa (Republic of) Bonds, Series 162, 12.50%, 1/15/02(ZAR)      12,460,000        2,469,357
---------------------------------------------------------------------------------------------------
South Australia (Government of) Bonds, 9%, 9/23/02(AUD)                  3,000,000        2,272,258
                                                                                     -----------
Total Foreign Government Obligations (Cost $78,902,379)                                  77,372,219

===================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--3.6%
---------------------------------------------------------------------------------------------------
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                3,000,000        3,195,000
---------------------------------------------------------------------------------------------------
Auburn Hills Trust, 12% Gtd. Exchangeable Certificates, 5/1/20(9)(10)    5,000,000        8,090,280
---------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                   2,500,000        2,837,500
---------------------------------------------------------------------------------------------------
Cablevision Systems Corp., 9.875% Sr. Sub. Debs., 4/1/23                 2,000,000        2,210,000
---------------------------------------------------------------------------------------------------
California Energy, Inc., 10.25% Sr. Disc. Nts., 1/15/04                  4,350,000        4,703,438
---------------------------------------------------------------------------------------------------
Calpine Corp., 8.75% Sr. Nts., 7/15/07                                     875,000          910,000
---------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 9.125% Sr. Unsec. Nts., 4/15/06                 2,400,000        2,472,000
---------------------------------------------------------------------------------------------------
Comcast Corp., 10.25% Sr. Sub. Debs., 10/15/01                           6,000,000        6,660,000
---------------------------------------------------------------------------------------------------
Cott Corp., 9.375% Sr. Nts., 7/1/05                                      6,350,000        6,572,250
---------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11           6,000,000        6,750,000
---------------------------------------------------------------------------------------------------
Falcon Drilling Co., Inc., 8.875% Sr. Nts., Series B, 3/15/03            5,850,000        6,171,750
---------------------------------------------------------------------------------------------------
Ferrellgas Partners LP, 9.375% Sr. Sec. Nts., Series B, 6/15/06(1)       5,000,000        5,325,000
---------------------------------------------------------------------------------------------------
First Nationwide Holdings, Inc., 10.625% Sr. Sub. Nts., 10/1/03          6,190,000        6,948,275
---------------------------------------------------------------------------------------------------
Fleming Cos., Inc., 10.625% Gtd. Sr. Nts., 12/15/01                      3,000,000        3,225,000
---------------------------------------------------------------------------------------------------
HMC Acquisition Properties, Inc., 9% Sr. Nts., Series B, 12/15/07        3,000,000        3,165,000
---------------------------------------------------------------------------------------------------
HMH Properties, Inc., 9.50% Sr. Sec. Nts., Series B, 5/15/05             7,000,000        7,472,500
---------------------------------------------------------------------------------------------------
Hollinger International Publishing, Inc., 9.25%
Gtd. Sr. Sub. Nts., 2/1/06                                               5,000,000        5,325,000
---------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09          3,000,000        3,090,000
---------------------------------------------------------------------------------------------------
Lenfest Communications, Inc., 8.375% Sr. Unsec. Nts., 11/1/05            6,000,000        6,255,000
---------------------------------------------------------------------------------------------------
Nortek, Inc., 9.125% Sr. Nts., Series B, 9/1/07                          2,000,000        2,080,000
---------------------------------------------------------------------------------------------------
Reliance Group Holdings, Inc., 9.75% Sr. Sub. Debs., 11/15/03(1)         9,000,000        9,562,500
---------------------------------------------------------------------------------------------------
Sun Media Corp., 9.50% Sr. Sub. Nts., 2/15/07                              695,000          754,075
---------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 10.125% Sr. Sub. Nts., 3/1/05                    3,000,000        3,303,750
---------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.625% Sr. Sub. Nts., 1/15/07                    2,000,000        2,097,500

                      15  Oppenheimer Equity Income Fund

                                                                      FACE           MARKET VALUE
                                                                      AMOUNT(7)      SEE NOTE 1
===================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES(CONTINUED)
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(1)       $  2,426,023   $    1,922,623
---------------------------------------------------------------------------------------------------
Viacom International, Inc., 10.25% Sr. Sub. Nts., 9/15/01               12,000,000       13,155,396
---------------------------------------------------------------------------------------------------
WestPoint Stevens, Inc., 8.75% Sr. Nts., 12/15/01                        6,000,000        6,270,000
---------------------------------------------------------------------------------------------------
WestPoint Stevens, Inc., 9.375% Sr. Sub. Debs., 12/15/05                 2,000,000        2,120,000
---------------------------------------------------------------------------------------------------
WorldCom, Inc., 9.375% Sr. Nts., 1/15/04(1)                              3,343,000        3,572,831
                                                                                     --------------
Total Non-Convertible Corporate Bonds and Notes (Cost $125,070,952)                     136,216,668

===================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--2.4%
---------------------------------------------------------------------------------------------------
ALZA Corp., 5% Cv. Sub. Debs., 5/1/06                                   10,000,000       11,600,000
---------------------------------------------------------------------------------------------------
Apple Computer, Inc., 6% Cv. Sub. Nts., 6/1/01                          10,500,000       10,591,875
---------------------------------------------------------------------------------------------------
Cirrus Logic, Inc., 6% Cv. Sub. Nts., 12/15/03(5)                       10,000,000        7,737,500
---------------------------------------------------------------------------------------------------
Inco Ltd., 5.75% Cv. Debs., 7/1/04                                       9,700,000        9,433,250
---------------------------------------------------------------------------------------------------
Inco Ltd., 7.75% Cv. Debs., 3/15/16                                      9,800,000        9,800,000
---------------------------------------------------------------------------------------------------
Integrated Device Technology, Inc., 5.50% Cv. Sub. Nts., 6/1/02          7,000,000        6,431,250
---------------------------------------------------------------------------------------------------
Mutual Risk Management Ltd., Zero Coupon Exchangeable
Sub. Debs., 5.25%, 10/30/15(5)(8)                                       19,500,000       13,430,625
---------------------------------------------------------------------------------------------------
Oryx Energy Co., 7.50% Cv. Sub. Debs., 5/15/14                           7,000,000        7,026,250
---------------------------------------------------------------------------------------------------
Stone Container Corp., 8.875% Cv. Sr. Sub. Nts., 7/15/00                 3,000,000        3,408,750
---------------------------------------------------------------------------------------------------
VLSI Technology, Inc., 8.25% Cv. Sub. Nts., 10/1/05                     10,100,000       10,125,250
                                                                                     --------------
Total Convertible Corporate Bonds and Notes (Cost $79,341,012)                           89,584,750

===================================================================================================
SHORT-TERM NOTES--7.9%(11)
---------------------------------------------------------------------------------------------------
Beneficial Corp., 5.51%, 3/5/98                                         50,000,000       49,969,389
---------------------------------------------------------------------------------------------------
General Electric Capital Services, Inc., 5.50%, 3/18/98                 50,000,000       49,870,139
---------------------------------------------------------------------------------------------------
Household Finance Corp., 5.50%, 3/11/98                                 50,000,000       49,923,611
---------------------------------------------------------------------------------------------------
Household Finance Corp., 5.54%, 4/6/98                                  50,000,000       49,723,000
---------------------------------------------------------------------------------------------------
Prudential Funding Corp., 5.49%, 3/13/98                                50,000,000       49,908,500
---------------------------------------------------------------------------------------------------
Prudential Funding Corp., 5.49%, 3/19/98                                50,000,000       49,862,750
                                                                                     --------------
Total Short-Term Notes (Cost $299,257,389)                                              299,257,389

===================================================================================================
REPURCHASE AGREEMENTS--6.2%
---------------------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings, Inc.,
5.64%, dated 2/27/98, to be repurchased at $233,709,792 on
3/2/98, collateralized by U.S. Treasury Bonds, 9.875%-10.625%,
8/15/15-11/15/15, with a value of $178,318,878, and U.S. Treasury
Nts., 4.75%-6%, 10/31/98-8/15/00, with a value of $60,445,193
(Cost $233,600,000)                                                    233,600,000      233,600,000
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,525,385,493)                            100.2%   3,771,446,214
---------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                         (0.2)      (8,213,986)
                                                                      ------------   --------------
NET ASSETS                                                                   100.0%  $3,763,232,228
                                                                      ============   ==============


                      16  Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
1. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 1998. The aggregate fair value of all securities of affiliated companies amounted to $10,000,000. Transactions during the period in which the issuer was an affiliate are as follows:


                         SHARES            GROSS         GROSS         SHARES              DIVIDEND
                         AUGUST 31, 1997   ADDITIONS     REDUCTIONS    FEBRUARY 28, 1998   INCOME
--------------------------------------------------------------------------------------------------
FBR Asset Investment      --               500,000       --             500,000            $25,000

3. Non-income producing security.

4. Interest or dividend is paid in kind.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $116,420,214 or 3.09% of the Fund's net assets as of February 28, 1998.

6. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

7. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD--Australian Dollar
CAD--Canadian Dollar
ZAR--South African Rand

8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

9. Represents the current interest rate for a variable rate security.

10. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

11. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.



                      17  Oppenheimer Equity Income Fund

STATEMENT OF ASSETS AND LIABILITIES FEBRUARY 28, 1998 (UNAUDITED)

================================================================================================
ASSETS
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $2,515,385,493)                                      $3,761,446,214
Affiliated companies (cost $10,000,000)                                               10,000,000
------------------------------------------------------------------------------------------------
Receivables:
Interest and dividends                                                                12,074,121
Shares of beneficial interest sold                                                     6,923,540
Investments sold                                                                       2,449,094
------------------------------------------------------------------------------------------------
Other                                                                                    150,225
                                                                                ----------------
Total assets                                                                       3,793,043,194

================================================================================================
LIABILITIES
Bank overdraft                                                                         1,057,833
------------------------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency exchange contracts--Note 5            39,682
------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                 24,077,307
Shares of beneficial interest redeemed                                                 2,701,749
Distribution and service plan fees                                                     1,178,415
Transfer and shareholder servicing agent fees                                            431,908
Trustees' fees                                                                             3,401
Other                                                                                    320,671
                                                                                ----------------
Total liabilities                                                                     29,810,966

================================================================================================
NET ASSETS                                                                        $3,763,232,228
                                                                                ================

================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                   $2,425,022,159
------------------------------------------------------------------------------------------------
Undistributed net investment income                                                   20,309,747
------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions        71,882,742
------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                      1,246,017,580
                                                                                ----------------
Net assets                                                                        $3,763,232,228
                                                                                ================


                      18  Oppenheimer Equity Income Fund

===================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $3,112,250,650 and 207,281,392 shares of beneficial interest outstanding)                 $15.01
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                  $15.93

---------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $574,603,415
and 38,571,922 shares of beneficial interest outstanding)                                    $14.90

---------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $76,378,163
and 5,127,779 shares of beneficial interest outstanding)                                     $14.89

See accompanying Notes to Financial Statements.


                      19  Oppenheimer Equity Income Fund

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)

================================================================================================
INVESTMENT INCOME
Interest                                                                            $ 44,430,829
------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $28,704)                  30,523,215
Affiliated companies                                                                      25,000
                                                                                    ------------
Total income                                                                          74,979,044

================================================================================================
EXPENSES
Management fees--Note 4                                                                8,963,090
------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                2,817,533
Class B                                                                                2,450,695
Class C                                                                                  296,671
------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                  2,072,213
------------------------------------------------------------------------------------------------
Shareholder reports                                                                      276,755
------------------------------------------------------------------------------------------------
Registration and filing fees                                                              49,643
------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                               43,975
------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                   41,131
------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                               31,950
------------------------------------------------------------------------------------------------
Insurance expenses                                                                        14,309
------------------------------------------------------------------------------------------------
Other                                                                                     48,418
                                                                                    ------------
Total expenses                                                                        17,106,383

================================================================================================
NET INVESTMENT INCOME                                                                 57,872,661

================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                          106,457,674
Foreign currency transactions                                                           (979,050)
                                                                                    ------------
Net realized gain                                                                    105,478,624

------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                          295,826,145
Translation of assets and liabilities denominated in foreign currencies               (2,509,413)
                                                                                    ------------
Net change                                                                           293,316,732
                                                                                    ------------
Net realized and unrealized gain                                                     398,795,356

================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $456,668,017
                                                                                    ============

See accompanying Notes to Financial Statements.


                       20 Oppenheimer Equity Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS ENDED    YEAR ENDED
                                                                  FEBRUARY 28, 1998   AUGUST 31,
                                                                  (UNAUDITED)         1997
================================================================================================
OPERATIONS
Net investment income                                             $  57,872,661   $  108,795,712
------------------------------------------------------------------------------------------------
Net realized gain                                                   105,478,624      156,172,442
------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation               293,316,732      524,310,151
                                                                  -------------   --------------
Net increase in net assets resulting from operations                456,668,017      789,278,305

================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                             (49,349,083)     (90,387,132)
Class B                                                              (6,331,513)      (9,876,167)
Class C                                                                (765,655)        (666,754)
------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                            (154,036,319)     (74,843,781)
Class B                                                             (26,561,009)      (9,970,652)
Class C                                                              (3,223,765)        (386,132)


================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                             208,772,601       85,811,376
Class B                                                             112,284,455       99,076,120
Class C                                                              24,253,617       36,069,145

================================================================================================
NET ASSETS
Total increase                                                      561,711,346      824,104,328
------------------------------------------------------------------------------------------------
Beginning of period                                               3,201,520,882    2,377,416,554
                                                                 --------------   --------------
End of period (including undistributed net investment income
of $20,309,747 and $18,883,337, respectively)                    $3,763,232,228   $3,201,520,882
                                                                 ==============   ==============

See accompanying Notes to Financial Statements.


                      21 Oppenheimer Equity Income Fund

FINANCIAL HIGHLIGHTS

                                          CLASS A
                                          -----------------------------------------------------------
                                          SIX MONTHS
                                          ENDED
                                          FEBRUARY 28,
                                          1998         YEAR ENDED AUGUST 31,     YEAR ENDED JUNE 30,
                                          (UNAUDITED)  1997         1996(2)      1996        1995
====================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period       $14.12      $11.36       $11.39       $10.25      $ 9.44
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                         .25         .47          .09          .50         .50
Net realized and unrealized
gain (loss)                                  1.68        3.17         (.12)        1.36         .92
                                           ------      ------       ------       ------      ------
Total income (loss) from
investment operations                        1.93        3.64         (.03)        1.86        1.42

---------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                            (.25)       (.48)          --         (.48)       (.48)
Dividends in excess of net
investment income                              --          --           --           --          --
Distributions from net realized gain         (.79)       (.40)          --         (.24)       (.13)
Distributions in excess of
net realized gain                              --          --           --           --          --
                                           ------      ------       ------       ------      ------
Total dividends and distributions
to shareholders                             (1.04)       (.88)          --         (.72)       (.61)
---------------------------------------------------------------------------------------------------
Net asset value, end of period             $15.01      $14.12       $11.36       $11.39      $10.25
                                           ======      ======       ======       ======      ======

===================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)         14.11%      33.39%       (0.26)%      18.61%      15.66%

===================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                              $3,112      $2,722       $2,110       $2,141      $1,893
---------------------------------------------------------------------------------------------------
Average net assets (in millions)           $2,913      $2,446       $2,109       $2,054      $1,798
---------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                        3.49%(5)    3.97%        3.28%(5)     4.51%       5.15%
Expenses                                     0.87%(5)    0.88%        0.94%(5)     0.89%       0.96%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                    7.1%       23.7%        13.5%        42.9%       45.7%
Average brokerage commission rate(7)      $0.0596     $0.0592      $0.0587      $0.0592          --

1. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

2. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

3. For the period from August 17, 1993 (inception of offering) to June 30, 1994.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                       22 Oppenheimer Equity Income Fund

                     CLASS B
-------------------  -----------------------------------------------------------------
                     SIX MONTHS
                     ENDED
                     FEBRUARY 28,
                     1998         YEAR ENDED AUGUST 31,   YEAR ENDED JUNE 30,
1994       1993      (UNAUDITED)  1997         1996(2)    1996        1995      1994(3)
======================================================================================

$10.01     $ 9.15    $14.01       $11.29       $11.33     $10.21      $ 9.40    $10.22
--------------------------------------------------------------------------------------

   .47        .50       .20          .37          .07        .41         .43       .36

  (.39)       .99      1.68         3.13         (.11)      1.35         .91      (.58)
   ---        ---      ----         ----         ----       ----        ----      ----

   .08       1.49      1.88         3.50         (.04)      1.76        1.34      (.22)

--------------------------------------------------------------------------------------


  (.47)      (.48)     (.20)        (.38)          --       (.40)       (.40)     (.42)

  (.01)        --        --           --           --         --          --      (.01)
  (.12)      (.15)     (.79)        (.40)          --       (.24)       (.13)     (.12)

  (.05)        --        --           --           --         --          --      (.05)
------     ------    ------       ------       ------     ------      ------    ------

  (.65)      (.63)     (.99)        (.78)          --       (.64)       (.53)     (.60)
--------------------------------------------------------------------------------------
$ 9.44     $10.01    $14.90       $14.01       $11.29     $11.33      $10.21    $ 9.40
======     ======    ======       ======       ======     ======      ======    ======

======================================================================================
  0.65%     16.76%    13.76%       32.17%       (0.35)%    17.58%      14.87%    (2.35)%

======================================================================================


$1,773     $1,790      $575         $431         $260       $252        $161       $88
--------------------------------------------------------------------------------------
$1,832     $1,658      $495         $344         $255       $208        $122       $47
--------------------------------------------------------------------------------------

  4.72%      5.12%     2.70%(5)     3.16%        2.48%(5)   3.68%       4.34%     3.99%(5)
  0.90%      0.79%     1.67%(5)     1.69%        1.76%(5)   1.72%       1.79%     1.82%(5)
--------------------------------------------------------------------------------------
  30.4%      59.0%      7.1%        23.7%        13.5%      42.9%       45.7%     30.4%
    --         --   $0.0596      $0.0592      $0.0587    $0.0592          --        --

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1998 were $216,217,597 and $269,463,277, respectively.


                      23 Oppenheimer Equity Income Fund

                                                   CLASS C
                                                   -------------------------------------------------
                                                   SIX MONTHS
                                                   ENDED                                     PERIOD
                                                   FEBRUARY 28,                              ENDED
                                                   1998             YEAR ENDED AUGUST 31,    JUNE 30,
                                                   (UNAUDITED)      1997         1996(2)     1996(1)
====================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                   $14.02       $11.30       $11.35      $10.76
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .20          .40          .07         .28
Net realized and unrealized
gain (loss)                                              1.66         3.12         (.12)        .88
                                                         ----         ----         ----         ---
Total income (loss) from
investment operations                                    1.86         3.52         (.05)       1.16

---------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                                        (.20)        (.40)          --        (.33)
Dividends in excess of net
investment income                                          --           --           --          --
Distributions from net realized gain                       --         (.40)          --        (.24)
Distributions in excess of
net realized gain                                        (.79)          --           --          --
                                                          ---          ---          ---        ----
Total dividends and distributions
to shareholders                                          (.99)        (.80)          --        (.57)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                         $14.89       $14.02       $11.30      $11.35
                                                      =======      =======      =======     =======

===================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                     13.65%       32.31%       (0.44)%     10.50%

===================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                             $76          $48           $7          $6
---------------------------------------------------------------------------------------------------
Average net assets (in millions)                          $60          $25           $7          $3
---------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    2.70%(5)     3.15%        2.55%(5)    3.53%(5)
Expenses                                                 1.67%(5)     1.69%        1.79%(5)    1.81%(5)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                7.1%        23.7%        13.5%       42.9%
Average brokerage commission rate(7)                  $0.0596      $0.0592      $0.0587     $0.0592

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.


                      24 Oppenheimer Equity Income Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Equity Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                      25 Oppenheimer Equity Income Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

                      26 Oppenheimer Equity Income Fund

================================================================================
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                  SIX MONTHS ENDED FEBRUARY 28, 1998  YEAR ENDED AUGUST 31, 1997
                                  ----------------------------------  -------------------------
                                  SHARES         AMOUNT               SHARES          AMOUNT
------------------------------------------------------------------------------------------------
Class A:
Sold                               12,582,685    $ 183,931,345       22,312,307     $286,390,507
Dividends and distributions
reinvested                         13,355,692      191,679,316       12,636,963      155,744,291
Redeemed                          (11,421,191)    (166,838,060)     (27,925,816)    (356,323,422)
                                  -----------     ------------      -----------     ------------
Net increase                       14,517,186    $ 208,772,601        7,023,454     $ 85,811,376
                                  ===========     ============      ===========     ============

------------------------------------------------------------------------------------------------
Class B:
Sold                                7,461,976    $ 108,173,096        9,869,512    $ 126,478,575
Dividends and distributions
reinvested                          2,183,793       31,129,584        1,509,887       18,517,384
Redeemed                           (1,862,699)     (27,018,225)      (3,589,063)     (45,919,839)
                                  -----------     ------------      -----------     ------------
Net increase                        7,783,070    $ 112,284,455        7,790,336     $ 99,076,120
                                  ===========     ============      ===========     ============

------------------------------------------------------------------------------------------------
Class C:
Sold                                1,630,189     $ 23,639,503        3,032,244     $ 39,122,283
Dividends and distributions
reinvested                            273,666        3,898,465           81,260        1,020,485
Redeemed                             (226,742)      (3,284,351)        (315,866)      (4,073,623)
                                  -----------     ------------      -----------     ------------
Net increase                        1,677,113     $ 24,253,617        2,797,638     $ 36,069,145
                                  ===========     ============      ===========     ============


                      27 Oppenheimer Equity Income Fund

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At February 28, 1998, net unrealized appreciation on investments of $1,246,059,702 was composed of gross appreciation of $1,255,409,087, and gross depreciation of $9,349,385.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of average annual net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed 1.5% of the first $30 million of average annual net assets of the Fund, plus 1% of average annual net assets in excess of $30 million.

          For the six months ended February 28, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $3,345,944, of which $1,005,041 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $3,493,669 and $207,251, respectively, of which $274,835 and $15,139, respectively, was paid to an affiliated broker/dealer. During the six months ended February 28, 1998, OFDI received contingent deferred sales charges of $259,393 and $7,541, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

          OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

          The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended February 28, 1998, OFDI paid $198,451 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

          The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares for its services rendered in distributing Class B shares.



                      28 Oppenheimer Equity Income Fund

================================================================================
OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares.

          Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the six months ended February 28, 1998, OFDI paid $38,443 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $1,994,784 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of February 28, 1998, OFDI had incurred excess distribution and servicing costs of $11,159,717 for Class B.

          The Fund has adopted a Distribution and Service Plan for Class C shares to compensate OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares for its services rendered in distributing Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the six months ended February 28, 1998, OFDI paid $1,365 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $228,526 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of February 28, 1998, OFDI had incurred excess distribution and servicing costs of $710,106 for Class C.

================================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

          The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

          Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.



                      29 Oppenheimer Equity Income Fund

================================================================================
5. FORWARD CONTRACTS (CONTINUED)

Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

          Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At February 28, 1998, the Fund had outstanding forward contracts as follows:

                                        EXPIRATION   CONTRACT AMOUNT  VALUATION AS OF    UNREALIZED
                                        DATE         (000S)           FEBRUARY 28, 1998  DEPRECIATION
---------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
-----------------
German Deutsche Mark (DEM)              3/20/98         7,700 DEM      $4,248,234         $17,465
South African Rand (ZAR)                3/30/98        25,419 ZAR       5,100,939          22,218
                                                                                          -------
Total Unrealized Depreciation                                                             $39,682
                                                                                          =======

================================================================================
6. ILLIQUID AND RESTRICTED SECURITIES

At February 28, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at February 28, 1998 was $32,074,954, which represents 0.85% of the Fund's net assets.

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

          The Fund had no borrowings outstanding during the six months ended February 28, 1998.

                      30  Oppenheimer Equity Income Fund

OPPENHEIMER EQUITY INCOME FUND

================================================================================
OFFICERS AND TRUSTEES    James C. Swain, Chairman and Chief Executive Officer
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Avis, Trustee
                         William A. Baker, Trustee
                         Charles Conrad, Jr., Trustee
                         Jon S. Fossel, Trustee
                         Sam Freedman, Trustee
                         Raymond J. Kalinowski, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         Ned M. Steel, Trustee
                         George C. Bowen, Trustee, Vice President, Treasurer and
                           Assistant Secretary
                         Andrew J. Donohue, Vice President and Secretary
                         John P. Doney, Vice President
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR       OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR              OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF             The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS     Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL            Myer, Swanson, Adams & Wolf, P.C.

                         The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.

                         This is a copy of a report to shareholders of Oppenheimer Equity Income Fund. This report must be preceded by a Prospectus of Oppenheimer Equity Income Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                      31  Oppenheimer Equity Income Fund

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INFORMATION AND SERVICES
--------------------------------------------------------------------------------

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[OPPENHEIMERFUNDS LOGO]

RS0300.001.0298   April 29, 1998